UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: August 8, 2024

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement
Subscription Agreements
On August 8, 2024, Archer Aviation Inc. (“Archer” or the “Company”) entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”) pursuant to which the Company agreed to sell and issue to the Investors in a private placement (the “Private Placement”) an aggregate of 49,283,582 shares (the “Private Placement Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $3.35 per share (the “PIPE Share Price”). The Private Placement is anticipated to close on or about August 12, 2024 (the “PIPE Closing”), subject to the satisfaction of customary closing conditions.
On August 8, 2024, the Company also entered into a subscription agreement (the “Stellantis Subscription Agreement”) with Stellantis N.V. (“Stellantis”) pursuant to which the Company agreed to sell and issue to Stellantis in a private placement an aggregate of 2,982,089 shares (the “Stellantis Shares”) of the Company’s Common Stock at the PIPE Share Price (the “Stellantis Private Placement” and, together with the Private Placement, the “Private Placements”). The closing of the Stellantis Private Placement and any equity issuances described in Item 7.01 pursuant to, or in connection with, the planned contract manufacturing agreement with Stellantis (the “Stellantis Closing”) are subject to the satisfaction of customary closing conditions, including approval by the Company’s stockholders (the “Stockholder Approval”) in accordance with the rules and regulations of the New York Stock Exchange, which Stockholder Approval will occur following the parties entering into a definitive contract manufacturing agreement. The Company has agreed to use commercially reasonable efforts to seek and obtain the Stockholder Approval.
The Company anticipates receiving gross proceeds from the Private Placements of approximately $175.0 million, $10.0 million of which is subject to the Stockholder Approval. The Company intends to use the net proceeds from the Private Placements for working capital and general corporate purposes, including Archer’s continued development of its aircraft and related technology, the build out of its manufacturing and test facilities and planned operational infrastructure.
In connection with the Private Placement, the Company’s executive officers and directors entered into lock-up agreements (the “Lock-up Agreements”) pursuant to which they have agreed, subject to customary exceptions, to certain transfer restrictions with respect to their shares of Common Stock and securities convertible or exchangeable for Common Stock for the later of 60 days following the date of effectiveness of the Subscription Agreements and 30 days following the date of effectiveness of the PIPE Registration Statement (as defined below).
The foregoing description of the Subscription Agreements, the Stellantis Subscription Agreement and the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements, the forms of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
Registration Rights Agreement
In connection with the Private Placement, the Company and the Investors also entered into a Registration Rights Agreement, dated as of August 8, 2024 (the “PIPE Registration Rights Agreement”), providing for the registration for resale of the Private Placement Shares. The Company has agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “PIPE Registration Statement”) promptly, and in any event within 10 days of the PIPE Closing date, and to use commercially reasonable efforts to have the PIPE Registration Statement declared effective within 45 days following the PIPE Closing date.
In connection with the Stellantis Private Placement, the Company and Stellantis also entered into a Registration Rights Agreement, dated as of August 8, 2024 (the “Stellantis Registration Rights Agreement” and, together with the PIPE Registration Rights Agreement, the “Registration Rights Agreements”), providing for the registration for resale of the Stellantis Shares. The Company has agreed to prepare and file with the SEC a registration statement (the “Stellantis Registration Statement”) promptly, and in any event within 10 days of the Stellantis Closing date, and to use commercially reasonable efforts to have the Stellantis Registration Statement declared effective within 45 days following the Stellantis Closing date.
The Company has granted the Investors and Stellantis customary indemnification rights in connection with the Registration Rights Agreement. The Investors and Stellantis have also granted the Company customary indemnification rights in connection with the Registration Rights Agreements.
The foregoing description of the PIPE Registration Rights Agreement and the Stellantis Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements, the forms of which are filed as Exhibits 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.
On August 8, 2024, the Company will hold a conference call regarding its operational and financial results for the second quarter ended June 30, 2024. Archer also issued a letter to its stockholders (the “Shareholder Letter”) and a press release (the “Press Release”) announcing its operational and financial results for the second quarter ended June 30, 2024. Copies of the Shareholder Letter and the Press Release are furnished herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
Archer makes or will make reference to non-GAAP financial information in the Shareholder Letter, the Press Release and on the conference call. A reconciliation of GAAP to non-GAAP results is provided in the Shareholder Letter and the Press Release, as attached to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities.
The information contained above under Item 1.01, to the extent required by Item 3.02 of Form 8-K, is hereby incorporated by reference herein. Based in part upon the representations of the Investors in the Subscription Agreements, the offer and sale of the Private Placement Shares and the Stellantis Shares was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Private Placement Shares and the Stellantis Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Private Placement Shares and the Stellantis Shares did not involve a public offering and was made without general solicitation or general advertising. Each of the Investors and Stellantis represented that such Investor and Stellantis is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that such Investor and Stellantis is acquiring the Private Placement Shares and the Stellantis Shares for investment purposes only and not with a view to any resale, distribution or other disposition of the Private Placement Shares and the Stellantis Shares in violation of the U.S. federal securities laws.
Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01 Regulation FD Disclosure.
On August 8, 2024, in connection with the Shareholder Letter and Press Release relating to the Company’s operational and financial results for the second quarter ended June 30, 2024, the Company announced that it had reached an agreement in principle on the key terms of its planned contract manufacturing relationship with Stellantis. Pursuant to the contract manufacturing relationship, Stellantis expects to commit up to approximately $400.0 million to help scale the Company’s manufacturing of its Midnight aircraft up to 650 aircraft annually by 2030, including approximately $372.0 million in manufacturing labor and up to approximately $20.0 million in initial incremental manufacturing capital expenditures. In exchange for Stellantis’ expected commitment of manufacturing labor, the Company expects to issue to Stellantis either shares of Common Stock or warrants to purchase Common Stock, with an exercise price of $0.01 per share, on a rolling quarterly basis, the number of such shares or warrants to be based on Stellantis’ total labor cost incurred in such quarter and a price per share or warrant value equal to 90% of the volume weighted average price of the Common Stock over the applicable quarter. Moreover, the Company also plans to issue to Stellantis a number of warrants to purchase Common Stock, with an exercise price of $0.01 per share, equal to (x) 1,539,154 plus (y) the quotient of $30.0 million divided by the PIPE Share Price, which warrants will vest based on the achievement of certain performance milestones as to be further provided in the definitive agreement relating to the contract manufacturing relationship.
The Company expects to seek approval from the Company’s stockholders of any expected issuance of shares of Common Stock or warrants to purchase shares of Common Stock to Stellantis pursuant to the contract manufacturing relationship as described in Item 1.01 above.
The Company and Stellantis have agreed to work in good faith to finalize definitive agreements covering the contract manufacturing relationship. The key terms described above are conditioned on the future execution by the parties of additional binding definitive agreements incorporating those terms, which definitive agreements may not be completed or may contain different terms than those described above.

Forward-Looking Statements
This Current Report on Form 8-K contains certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.These forward-looking statements include, but are not limited to, statements regarding future events, the results of the Stockholder Approval and anticipated proceeds of the sale of the Stellantis Shares to be issued and sold upon the Stellantis Closing, the ability of Stellantis and the Company to enter into a definitive agreement relating to such contract manufacturing relationship and the terms of any such agreement, and other statements that are not historical facts. These statements are based on the current expectations of the management of and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These statements are subject to a number of risks and uncertainties regarding the business of Archer and actual results may differ materially. These risks and uncertainties include, but are not limited to, Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; regulatory risks related to evolving laws and regulations in Archer’s industries; the inability of Archer to obtain Stockholder Approval for the issuances to Stellantis described herein; the inability of Archer to enter into a definitive agreement with Stellantis relating to the contract manufacturing partnership on the expected terms, or at all; and those factors discussed in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2023, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Form of Subscription Agreement
10.2	Form of Stellantis Subscription Agreement
10.3	Form of Lock-up Agreement
10.4	Form of Registration Rights Agreement
10.5	Form of Stellantis Registration Rights Agreement
99.1	Letter to Shareholders, dated August 8, 2024
99.2	Press Release issued by Archer Aviation Inc., dated August 8, 2024
104	Cover Page Interactive Data File (formatted in the Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: August 8, 2024	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	General Counsel